                                                                    EXHIBIT (16)

                       PENNSYLVANIA TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1997




                        Current Annual Income Per Share
                       ---------------------------------
                             Current Offering Price


Class A Shares



                                     $.9300
                                     ------
                                     $18.94            = 4.91%




Class B Shares


                                     $.7980
                                     ------
                                     $18.03            = 4.43%



Class C Shares


                                     $.7980
                                     ------
                                     $18.03            =  4.43%

                      PENNSYLVANIA TAX FREE INCOME FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                  SEC Yield
                                 ------------
                                 1 - Tax Rate



Class A Shares                       4.22%
                                   ---------
                                    1-37.8%                      =6.78%

Class B Shares                       3.65%
                                   ---------
                                    1-37.8%                      =5.87%

Class C Shares                       3.67%
                                   ---------
                                    1-37.8%                      =5.90%



             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula
                                 Distribution Rate
                                 -----------------
                                    1 - Tax Rate



Class A Shares                       4.91%
                                   ---------
                                    1-37.8%                      =7.89%

Class B Shares                       4.43%
                                   ---------
                                    1-37.8%                      =7.12%

Class C Shares                       4.43%
                                   ---------
                                    1-37.8%                      =7.12%


PENNSYLVANIA TAX FREE INCOME FUND - CLASS A SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997



Formula                                           P(1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                      $18.04
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                            $1034.47  =    ERV
One year period ended 12/31/97 = (12 Mos.)                1  =    (n)

TOTAL RETURN FOR THE PERIOD                           3.45%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $18.04
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $1,085.94  =    ERV
One year period ended 12/31/97 = (12 Mos.)                1  =    (n)

TOTAL RETURN FOR THE PERIOD                           8.59%  =    T


         TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997

Formula                                           P(1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                      $18.04
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $1,337.94  =    ERV
Five years ended 12/31/97 = (60 Mos.)                     5  =    (n)

TOTAL RETURN FOR THE PERIOD                           6.00%  =    T

Excluding Payment of the Sales Charge
Net Asset Value                                      $18.04
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                            $1404.43  =    ERV
Five years ended 12/31/97 = (60 Mos.)                     5  =    (n)

TOTAL RETURN FOR THE PERIOD                           7.03%  =    T

               PENNSYLVANIA TAX FREE INCOME FUND - CLASS A SHARES

           TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997


Formula                                           P(1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                      $18.04
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                           $2,240.66  =    ERV
Ten Years Ended 12/31/97  = (120 Mos.)                10.00  =    (n)

TOTAL RETURN FOR THE PERIOD                           8.40%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $18.04
Initial Investment                                $1,000.00  =    P
Ending Redeemable Value                            $2351.86  =    ERV
Ten Years Ended 12/31/97  = (120 Mos.)                   10  =    (n)

TOTAL RETURN FOR THE PERIOD                           8.93%  =    T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                            P(1+T)(n)  =    ERV

Including Payment of the Sales Charge
Net Asset Value                                       $18.04
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $2,358.69  =    ERV
Inception through 12/31/97  = (128 Mos.)               10.67  =    (n)

TOTAL RETURN FOR THE PERIOD                            8.37%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                       $18.04
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                             $2476.12  =    ERV
Inception through 12/31/97  = (128 Mos.)               10.67  =    (n)

TOTAL RETURN FOR THE PERIOD                            8.87%  =    T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997



Formula                      ERV - P
                            ---------
                                P           =   T

Including Payment of the Sales Charge
Net Asset Value                                       $18.04
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $2,358.69  =    ERV

TOTAL RETURN FOR THE PERIOD                          135.87%  =    T

Excluding Payment of the Sales Charge
Net Asset Value                                       $18.04
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                             $2476.12  =    ERV

TOTAL RETURN FOR THE PERIOD                          147.61%  =    T

             PENNSYLVANIA TAX FREE INCOME FUND - CLASS B SHARES

      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                            P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                             $1037.83  =    ERV
One year period ended 12/31/97  = (12 Mos.)                1  =    (n)

TOTAL RETURN FOR THE PERIOD                            3.78%  =    T


Excluding Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,077.83  =    ERV
One year period ended 12/31/97  = (12 Mos.)                1  =    (n)

TOTAL RETURN FOR THE PERIOD                            7.78%  =    T


        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                            P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,270.43  =    ERV
Inception through 12/31/97  = (56 Mos.)                 4.67  =    (n)

TOTAL RETURN FOR THE PERIOD                            5.26%  =    T

Excluding Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                             $1285.43  =    ERV
Inception through 12/31/97  = (56 Mos.)                 4.67  =    (n)

TOTAL RETURN FOR THE PERIOD                            5.52%  =    T

               PENNSYLVANIA TAX FREE INCOME FUND - CLASS B SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997


Formula                     ERV - P
                           ---------
                               P            =   T

Including Payment of the CDSC
Net Asset Value                                  $18.03
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,270.43  =    ERV

TOTAL RETURN FOR THE PERIOD                      27.04%  =    T


Excluding Payment of the CDSC
Net Asset Value                                  $18.03
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                        $1285.43  =    ERV

TOTAL RETURN FOR THE PERIOD                      28.54%  =    T

             PENNSYLVANIA TAX FREE INCOME FUND - CLASS C SHARES


      TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


Formula                                            P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,067.83  =    ERV
One year period ended 12/31/97  = (12 Mos.)                1  =    (n)

TOTAL RETURN FOR THE PERIOD                            6.78%  =    T

Excluding Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,077.83  =    ERV
One year period ended 12/31/97  = (12 Mos.)                1  =    (n)

TOTAL RETURN FOR THE PERIOD                            7.78%  =    T


        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


Formula                                            P(1+T)(n)  =    ERV

Including Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                            $1,240.09  =    ERV
Inception through 12/31/97  = (53 Mos.)                 4.39  =    (n)

TOTAL RETURN FOR THE PERIOD                            5.02%  =    T

Excluding Payment of the CDSC
Net Asset Value                                       $18.03
Initial Investment                                 $1,000.00  =    P
Ending Redeemable Value                             $1240.09  =    ERV
Inception through 12/31/97  = (53 Mos.)                 4.39  =    (n)

TOTAL RETURN FOR THE PERIOD                            5.02%  =    T

               PENNSYLVANIA TAX FREE INCOME FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1997


Formula                     ERV - P
                           ---------
                               P            =   T

Including Payment of the CDSC
Net Asset Value                                  $18.03
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                       $1,240.09  =    ERV

TOTAL RETURN FOR THE PERIOD                      24.01%  =    T

Excluding Payment of the CDSC
Net Asset Value                                  $18.03
Initial Investment                            $1,000.00  =    P
Ending Redeemable Value                        $1240.09  =    ERV

TOTAL RETURN FOR THE PERIOD                      24.01%  =    T